UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2006
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Mr. Jon S. Brumley, Chief Executive Officer and President of Encore Acquisition Company (“Encore”), is making a presentation on September 7, 2006 at the Lehman Brothers CEO Energy/Power Conference in New York City. A copy of the presentation is attached as Exhibit 99.1 to this Form 8-K. Encore will also post this information on its website at www.encoreacq.com/presentations.html.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
     The exhibit listed below is being furnished pursuant to Item 7.01 of this Form 8-K:
99.1	Presentation at Lehman Brothers CEO Energy/Power Conference

          SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE ACQUISITION COMPANY
Date: September 7, 2006	By:	/s/ Robert C. Reeves
Robert C. Reeves
Senior Vice President, Chief Accounting Officer and Controller